JOINT FILING AGREEMENT


                   Each of the  undersigned  hereby agree that the  statement on
Schedule 13D with respect to the Common Stock, $.01 par value per share, of Light Savers U.S.A., Inc., dated August 19, 1996 is, and any amendments thereto signed by each of the undersigned, shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(f) of the Securities Exchange Act of 1934.

Dated: August 19, 1996


                                          RESOURCE HOLDINGS ASSOCIATES, L.P.

                                          By:      RESOURCE HOLDINGS
                                                   LIMITED, its General
                                                   Partner



                                                   By: /s/ Jerry M. Seslowe
                                                      --------------------------
                                                      Jerry M. Seslowe
                                                      Managing Director


                                          RESOURCE HOLDINGS LIMITED


                                          By: /s/ Jerry M. Seslowe
                                             -----------------------------------
                                             Jerry M. Seslowe
                                             Managing Director



                                          /s/ Jerry M. Seslowe
                                          --------------------------------------
                                          Jerry M. Seslowe, Individually


                                          /s/ Richard A. Bartlett,
                                          --------------------------------------
                                          Richard A. Bartlett,
                                          Individually


                                          /s/ John C. Shaw
                                          --------------------------------------
                                          John C. Shaw, Individually